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                         SERVICE CENTER LEASE AGREEMENT


                 THIS SERVICE CENTER LEASE AGREEMENT [this "Lease"] is executed effective as of May 1, 1996, between LAWRENCE INTERNATIONAL, INC., a Delaware corporation ["Landlord"], and DAILEY PETROLEUM SERVICES CORP., a Delaware corporation ["Tenant"].

                              W I T N E S S E T H:

                              I.  Leased Premises

                 For and in consideration of the rentals to be paid and the covenants and agreements set forth in the Lease and this Modification Agreement, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the terms and provisions of this Lease, office and/or warehouse space containing in the aggregate approximately 81,219 square feet as outlined and crosshatched on the diagram attached hereto as "Exhibit A" and made a part hereof for all purposes, situated on a portion of a tract of real property [the "Land"] more particularly described in Exhibit "B", attached hereto and made a part hereof for all purposes [collectively, the "Leased Premises"]. The Leased Premises are comprised of those four (4) buildings [the "Buildings"] and associated real property commonly known as The Service Center and The Distribution/R&D Center, Conroe, Texas, (the Land, the Building and all other improvements thereon collectively referred to as the "Project").

                                   II.  Term

                 1. The term of this Lease [the "Lease Term"] shall commence effective as of May 1, 1996 [the "Commencement Date"] and thereafter continue for, and terminate at the end of, sixty (60) full calendar months, subject to the renewal option as set forth in Exhibit C attached hereto and made a part hereof for all purposes, unless sooner terminated pursuant to any provision of this Lease. Upon the Commencement Date of the Lease Term hereunder, Tenant and Landlord shall execute a written statement confirming the commencement of the Lease Term.

                 2. If the Lease Term commences on a day other than the first day of a calendar month, then Tenant shall pay upon the Commencement Date one-thirtieth (1/30th) of the Monthly Installment of Term Rental for each day of such fractional calendar month.





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                                  III. Rental

                 1. Commencing on May 1, 1996 and continuing for the remainder of the Lease Term, Tenant agrees to pay to Landlord rental for the Leased Premises for the Lease Term [the "Term Rental"] in accordance with the terms of this Lease, monthly in advance on the first (1st) day of each such month, the sum of Twenty-eight Thousand and 00/100 Dollars ($28,000.00) [the "Monthly Installment"].


                 2. As "Additional Rent" hereunder, Tenant shall also pay timely and directly for the cost of all utilities servicing the Leased Premises, the premiums for all insurance coverage required of Tenant hereunder and all maintenance and repairs to the Leased Premises. All sums, liabilities, obligations and other amounts which Tenant is required to pay, reimburse or discharge pursuant to this Lease in addition to term Rental or as a result of Landlord's curing an event of Tenant's default pursuant to this Lease, together with any interest thereon, shall constitute Additional Rent hereunder. In the event of any failure on the part of Tenant to pay, reimburse or discharge any Additional Rent, after notice and opportunity to cure as herein provided, Landlord shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of non-payment of Term Rental.

                 3. Tenant covenants and agrees to pay to Landlord, in lawful money of the United States of America or by good check or draft (subject to collection), at One Lawrence Centre, 2507 North Frazier, P. O. Box 1863, Conroe, Texas 77305, or at such other place and to such other payee as Landlord may from time to time designate in writing, the Term Rental in Monthly Installments payable one each in advance on the first (1st) day of every calendar month of the Lease Term commencing May 1, 1996. The first Monthly Installment shall be paid by Tenant to Landlord upon the Commencement Date. Additional Rent due and payable to Landlord shall be payable to Landlord at the same place and in the same manner provided for Term Rental. Amounts due hereunder from Tenant as Term Rental or Additional Rent shall be due and payable at the dates and in the amounts specified and otherwise in accordance with this Lease without demand, notice, set off or deduction whatsoever, except as hereinafter provided.

                 4. Landlord shall timely pay all Ownership Taxes prior to their respective due dates. "Ownership Taxes" shall mean and include all taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, applicable to the Leased Premises including but not limited to assessments for public improvements or benefits, franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits tax imposed upon Landlord; provided, that if at any time during the Lease Term, under the laws of Texas or any political subdivision thereof in which the Leased Premises are or may be situated, a tax or excise on gross rents or other tax, however described, is levied or assessed on land or buildings, such tax or excise shall be included as a component of Ownership Taxes. Tenant shall have no liability for Ownership Taxes.





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                 5.       In the event that Tenant shall fail to pay any
Monthly Installment or any amount due as Additional Rent when due, then interest, calculated at a per annum rate, shall accrue from and after the date on which any such sum shall be due and payable at the prime rate of Texas Commerce Bank, National Association [the "Delinquent Rental Rate"]. Such interest shall be paid by Tenant to Landlord at the time of payment of the delinquent sum and shall constitute Additional Rent.

                             IV.  Utility Services

         Tenant shall promptly make application in its name for and pay for all public utilities, including electricity, water, gas and telephone service, rendered or furnished to the Leased Premises during the Lease Term.
                                    V.  Use

                 1. The Leased Premises and all improvements, systems, facilities and equipment thereon shall be used and occupied by Tenant during the Lease Term only for general and lawful business purposes [the "Specified Use"], and for no other use. Tenant may use the Leased Premises for the Specified Use, but Tenant shall neither injure, overload, deface, waste or otherwise harm the Leased Premises; nor make or permit any use of the Leased Premises which is improper, offensive, or contrary to any law or ordinance. Landlord represents and warrants to Tenant that there are no restrictions affecting the Leased Premises which prohibit or adversely affect the Specified Use.

                 2. In addition, Tenant shall have an easement and the right to use, on a non-exclusive basis with Landlord, the driveways, roads, streets and surface parking lot, including without limitation, Teas Nursery Road, depicted on Exhibit A attached hereto.

                         VI.  Condition and Maintenance

                 1. Tenant accepts the Leased Premises subject to all applicable zoning, municipal, county, state and federal laws, ordinances, rules and regulations applicable to the use and occupancy thereof. At the termination of this Lease, Tenant shall return the Leased Premises to Landlord in good order and condition except for reasonable wear and tear and damage by fire or casualty.

                 2. Tenant agrees, at its cost and expense and at all times during the Lease Term (i) to keep the Leased Premises, and all equipment and systems facilities and non-structural elements [excluding the roof, load-bearing walls and the foundation which shall be the responsibility of Landlord], neat, clean, and in good order, repair and condition and (ii) to keep all glass clean and in good condition and to replace immediately any glass which may be damaged or broken. Tenant shall also maintain and repair all parking lots, streets, driveways and roads on the Land, as well as maintain all landscaping, grass and gardens on the Land and provide pest control on a quarterly basis.





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                 3.       Landlord shall, at its cost during the Lease Term,
maintain, repair and, if necessary, replace the structural elements (including roof, foundation and load-bearing walls) at the Leased Premises.

                 4. Tenant shall have the right during the Lease Term, to make, at its sole cost and expense, non-structural changes, additions and alterations in or to the Leased Premises and the improvements, equipment, facilities and systems thereon, and subject in all cases to the following as to any work, change or alteration to be done:

                 a. Any work, change, addition or alteration shall be done in a good and workmanlike manner and in compliance with all other laws, ordinances, rules, regulations and requirements of all governmental or quasi-governmental authorities having jurisdiction thereof;

                 b. Tenant shall timely pay for all labor and services performed for, materials used by or on behalf of or furnished to Tenant, and hold Landlord and the Leased Premises harmless and free from any liens, claims, encumbrances or judgments created by, under or through Tenant; and

                 c. Public liability insurance and worker's compensation insurance shall be maintained by Tenant, at Tenant's (or Tenant's contractor's) sole cost and expense, at all times in connection with any work, change or alteration.

                 5. During the Lease Term, Tenant may, upon prior written approval of Landlord and at its sole cost and expense, make structural improvements, changes, additions and alterations ("Structural Improvements") in or to the Leased Premises. Any such structural improvements shall be subject to the following:

                 a. any work, change, addition or alteration shall be done in a good and workmanlike manner and in compliance with all other laws, ordinances, rules, regulations and requirements of all governmental or quasi-governmental authorities having jurisdiction thereof;

                 b. Tenant shall timely pay for all labor and services performed for, materials used by or on behalf of or furnished to tenant, and hold Landlord and the Leased Premises harmless and free from any liens, claims, encumbrances or judgments created by, under or through Tenant; and

                 c. Public liability insurance and worker's compensation insurance acceptable to Landlord shall be maintained by Tenant, at Tenant's (or Tenant's contractor's) sole cost and expense, at all times in connection with any work, change or alteration.





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                 d.       All Structural Improvements, alterations and
                 additions to the Leased Premises made by Tenant on, after or before the effective date of this Lease shall be the property of the Landlord and shall not be removed by Tenant either during or after the end of the Term without the express written approval of Landlord. Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of constructing all or any portion of the Structural Improvements or any alterations or additions thereto unless otherwise expressly agreed by Landlord in writing.

                 6. Tenant may install trade fixtures and other improvements in and to the Leased Premises and may remove therefrom any trade fixtures and other improvements installed by Tenant provided Tenant repairs, at its expenses, any damage to the Leased Premises resulting from the installation or removal of the trade fixtures and other improvements installed by Tenant.

                                VII.  Insurance

                 1. Tenant shall maintain in force, at its own expense, during this Lease Term, an insurance policy or policies for comprehensive liability, bodily injury and property damage insurance insuring against claims of any and all personal injury, death or damage occurring in or about the Leased Premises, with single limit combined coverage in an amount not less than $1,000,000.00. Tenant may provide this insurance under a blanket policy. No other insurance shall be required of Tenant hereunder. Nothing herein shall be deemed to refer to insurance coverage for Tenant's personal property, which shall be Tenant's sole responsibility. Landlord shall maintain, at its cost, during the Lease Term, comprehensive liability, bodily injury and property damage insurance in an amount not less than $1,000,000.00.

                 2. Landlord shall, at its own expense, during the Lease Term, keep the Leased Premises insured by an extended coverage "all risk" insurance policy insuring against loss or damage by fire, vandalism or malicious mischief in an amount at least equal to the full replacement value of the Buildings and all improvements on the Land.

                 3. All policies of insurance required hereunder from Tenant shall be placed with companies authorized to do business in the State of Texas and shall name Landlord as an additional insured with the provision that the policy may not be canceled without the insurer giving at least twenty (20) days prior written notice of cancellation to Landlord. Upon the Commencement Date, Tenant shall present copies of each policy, or certificates of insurance.

                 4. Each of Landlord and Tenant hereby waives any and all rights of recovery, claims, demands, and causes of action for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to the other, its agents, employees, licensees, invitees, or third persons in or about the Leased Premises from any cause coverable by insurance coverage and arising at any time, including negligence of such other party; and each of Landlord and Tenant, on





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behalf of its respective insurance companies insuring it and its property and employees against any such loss, waives and releases any rights by subrogation that such companies may have against the other party.

             VIII.  Repair of Building in Event of Fire or Casualty

                 1. If all or any part of the Leased Premises shall be damaged or destroyed by fire or other casualty, the Lease and rental obligations hereunder shall continue in full force and effect, unless terminated or abated as provided in this Article VIII, and Landlord shall with reasonable diligence repair, restore or rebuild the Leased Premises. In the event, Landlord elects to rebuild or repair the Leased Premises, however, all rental under this Lease shall abate from the date of such fire or casualty until repairs have been completed and accepted in writing by Tenant as to the portion of the Leased Premises rendered untenantable by such fire or other casualty unless such damage or destruction was caused by Tenant's negligence or willful misconduct in which event rental shall not abate and Tenant shall repair the damage.

                 2. Landlord or Tenant, at its option, may terminate this Lease upon notice, given within thirty (30) days after the date of occurrence of the damage or destruction, to the other if:

                 a. the Leased Premises shall be damaged or destroyed as a result of an occurrence which is not covered by insurance and has not been caused by Tenant's negligence or willful misconduct; or

                 b. the Leased Premises shall be substantially damaged or destroyed during the last six (6) months of the Lease Term.

If no such notice is given, Landlord shall immediately commence to repair or rebuild the Leased Premises.

                 3. Tenant shall give to Landlord and to all mortgagees (whose name and address has been furnished in writing to Tenant) prompt written notice of any damage or destruction of any portion of the Leased Premises resulting from fire or other casualty.

                               IX.  Condemnation

                 1. If the whole of the Leased Premises shall be taken for any public or quasi-public use under statue or by right of eminent domain or by private purchase in lieu thereof, then this Lease shall automatically terminate as of the date that title shall be taken.

                 2. If any part of the Leased Premises shall be so taken, then this Lease shall automatically terminate as of the date that title shall be taken as to the part so taken and the rent payable under this Lease shall be equitably apportioned according to the space so taken, and Landlord shall, at its own cost and expense, restore the remaining portion of Leased Premises to the extent





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necessary to render it reasonably suitable for the purposes for which it was leased and shall make all repairs to the Leased Premises to the extent necessary to constitute the Leased Premises a complete architectural unit; provided, however, that the cost of such restoration, and Landlord's obligations with respect thereto, shall be limited by and shall not exceed the proceeds from Landlord's condemnation award therefor.

                 3. All compensation awarded or to be paid upon such a total or partial taking of the Leased Premises shall belong to and be the property of Landlord and Tenant in the amounts awarded by the condemning authority.

                         X.  Assignment and Subletting

                 1. Without Landlord's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned), Tenant may not assign or sublet this Lease except to a parent, subsidiary or affiliate of Tenant. Tenant shall not be relieved of its primary liability hereunder by virtue of any permitted assignment or subletting by Tenant.

               XI.  Landlord's Performance of Tenant's Covenants

                 Should Tenant at any time fail or omit to do any act or thing provided under this Lease to be done by Tenant, after notice and opportunity to cure such default as provided in this Lease, Landlord may, in its sole discretion, itself do or cause to be done such act or thing. All monies paid by Landlord pursuant to the provisions of this Article XII shall be and constitute Additional Rent from Tenant to Landlord to be due and payable upon demand by Landlord to Tenant with interest at the Delinquent Rental Rate from the date of payment by Landlord until repayment by Tenant.

                   XII.  Certain Rights Reserved to Landlord

                 Landlord reserves the right to enter the Leased Premises upon prior arrangements (except in the case of emergency) with Tenant for the purpose of taking, and to take, any and all measures, including inspections, to the Leased Premises, as may be necessary or desirable for the operation, safety, protection or preservation thereof. It is expressly agreed that in addition to the other rights of Landlord with respect to this Lease, Landlord shall have the right to inspect the Leased Premises for the purpose of ascertaining its physical condition, and upon receipt by Tenant of written notice from Landlord regarding any requested reasonable repairs resulting from Tenant's use of the Leased Premises, Tenant shall commence and diligently complete such reasonable repairs at its cost.

                   XIII. Subordination to Existing Mortgages

                 1. This Lease and all rights and privileges of Tenant provided in this Lease shall be subject to and subordinate to the liens of any mortgages (including consolidated mortgages) or deeds of trust now existing (and any renewals, modifications or extensions thereof) against the Leased Premises, and Tenant shall not be disturbed with respect to this Lease and Tenant's rights thereunder





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so long as no uncured default has occurred with respect to Tenant's obligations under this Lease. Landlord agrees that it will use its best efforts to cause the holder of any such mortgage to execute and deliver to Tenant a Subordination and Non-Disturbance Agreement.

                 2. Tenant's right of quiet possession of the Leased Premises shall not be disturbed and Tenant shall have quiet possession of the Leased Premises during the Lease Term hereof, subject to the terms, conditions and provisions of this Lease so long as Tenant is not in default under this Lease.

                                 XIV.  Remedies

                 If default shall be made in the timely payment of any sum to be paid by Tenant under this Lease, and default shall continue for ten (10) days after written notice thereof to Tenant, or if default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform under this Lease and such default shall continue for thirty (30) days after written notice thereof to Tenant, provided, however, that if such default is curable but requires work to be performed, acts to be done or conditions to be remedied which, by their nature, cannot be performed, done or remedied, as the case may be, within such thirty (30) day period, no default shall be deemed to have occurred if Tenant commences the same within such thirty (30) day period and thereafter diligently and continuously prosecutes the same to completion, or if the interest of Tenant under this Lease shall be levied on under execution or other legal process, or if a case is commenced by Tenant under any title of the United States Bankruptcy Code or a petition is filed or relief is sought by Tenant under any bankruptcy or debtor's relief act, statute or law, or if an order for relief is granted against Tenant under such title or any such act, law or statute, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or a debtor under any such act, statute or law or to delay, reduce or modify Tenant's debts or obligations, or if Tenant becomes insolvent according to law, or if any assignment of Tenant's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or substantially all its property or if Tenant shall abandon or vacate the Leased Premises during the Lease Term or fail to operate its business from the Leased Premises, and any of the foregoing matters is not released, vacated, stayed or cured within ninety (90) days after written notice thereof to Tenant, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon, at Landlord's option, may have any one or more of the following remedies in addition to all other rights and remedies provided at law or in equity:

                 a. Landlord may terminate this Lease and immediately repossess the Leased Premises and be entitled to recover immediately as damages a sum of money equal to the total of
                 (i) the reasonable cost of recovering the Leased Premises,
                 (ii) the unpaid Term Rental and Additional Rent due and earned at the time of termination, and (iii) any other sum of money owed by Tenant to Landlord hereunder or at law or in equity.

                 b. Landlord may immediately terminate Tenant's right of possession (as opposed to the Lease) without terminating this Lease and may immediately repossess the





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                 Leased Premises by forcible entry and detainer suit or
                 otherwise, without demand or further notice of any kind to Tenant and without terminating this Lease, in which event Landlord shall use reasonable diligence to relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purposes of such reletting Landlord is authorized to make any reasonable repairs in or to the Leased Premises to restore the Leased Premises to the condition which existed at the time of Tenant's default under this Lease. If Landlord elects to terminate tenant's right of possession pursuant to this
                 Section XIV.b., Landlord shall be entitled to the remedies set forth above, including, but not limited to, the reasonable cost of recovering the Leased Premises, the unpaid Term Rental and Additional Rent due and earned at the time of the termination, the reasonable cost and expenses incurred in reletting the Leased Premises and the collection of rent accruing therefrom, and the reasonable cost and expenses of the repairs made necessary by the use of Leased Premises by Tenant. Furthermore, to the extent the Leased Premises have been relet, Tenant's liability for the unpaid Term Rental and Additional Rent shall be limited to the deficiency which arises as a result of such reletting.

                          XV.  Surrender of Possession

                 Upon the termination of this Lease or upon the termination of Tenant's right of possession, Tenant shall surrender possession of the Leased Premises to Landlord and remove all Tenant's effects therefrom, and if such possession is not immediately surrendered Landlord may, after notice to Tenant as herein provided, re-enter the Leased Premises and repossess it and remove all persons and effects therefrom. Without limiting the generality of the foregoing, Tenant agrees to remove at the termination of the Lease Term, Tenant's office furniture, trade fixtures and office equipment and such alterations, improvements and additions as may be requested in writing by Landlord. If Tenant shall fail or refuse to remove all such property from the Leased Premises which Tenant is permitted to remove, Tenant shall be conclusively presumed to have abandoned the same and title thereto shall thereupon pass to Landlord. Landlord may, at its option, accept the title to such property or remove the same or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or any other person.

                               XVI.  Holding Over

                 If, without Landlord's prior written consent, Tenant shall remain in possession of the Leased Premises after termination or expiration of the Lease Term, then such holding over by Tenant shall be construed as a tenancy from month-to-month, and Tenant shall pay monthly to Landlord a sum equal to one and one-half (1-1/2) times the Monthly Installment as holdover rental, plus Additional Rental and any other cost constituting rental under this Lease for each month, or portion thereof, that Tenant shall retain possession of the Leased Premises, or any part thereof, beyond the expiration or termination of the Lease Term. The provisions of this Article XVI shall not operate as a waiver by Landlord of any right of Landlord, including the right of re-entry. Such holdover tenancy shall be subject to all conditions, provisions, and obligations of this Lease insofar as the same are





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applicable to a month-to-month tenancy and not inconsistent with this Article
XVI.

                                 XVII.  Notices

                 After notice required or desired to be given under this Lease shall be in writing with copies directed as indicated herein and shall be personally served or given by certified mail, return receipt requested. Any notice given by mail shall be deemed to have been given on the third (3rd) postal business day after the date such notice was deposited in the United States mail, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Article XVII.

                 At the date of the execution of this Lease, the address of Landlord is:

                                  Lawrence International, Inc.
                                  One Lawrence Centre
                                  2507 North Frazier
                                  P. O. Box 1863
                                  Conroe, Texas 77305

and the address of Tenant is:

                                  Dailey Petroleum Services Corp.
                                  P. O. Box 1863
                                  Conroe, Texas 77305

For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as given first above. However, the parties hereto and their respective heirs, successors, legal representatives and permitted assigns shall have the right from time to time and at any time to change their respective addresses and designate additional addresses and each shall have the right to specify as its address any other address within the continental United Sates by at least ten (10) days' written notice to the other party.

                             XVIII.  Miscellaneous

                 1. All rights and remedies of Landlord and Tenant under this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

                 2. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind and inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors and assigns.

                 3. This Lease (which includes the Exhibits attached hereto for all purposes of this Lease) embodies the entire contract between the two parties hereto relative to the Leased Premises





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and the subject matter hereof, constitutes the sole and only agreement of the parties hereto at the date hereof and supersedes any prior understandings or oral or written agreements between the parties hereto respecting the Leased Premises and the subject matter hereof. All of the representations and obligations of Landlord are contained herein, and no variations, modifications, changes, waivers or amendments of this Lease or any of its conditions or its provisions shall be binding upon Landlord unless executed by Landlord. Any consent, approval or waiver of a party must be in writing signed by such party.

                 4. This Lease may be executed in any number of counterparts. Each such executed counterpart shall be deemed an original hereof, and all such executed counterparts shall together constitute but one and the same instrument, which instrument shall for all purposes be sufficiently evidenced by any such executed counterpart.

                 5. The Article headings used in this Lease are for the purpose of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

                 6. In the event that either party hereto fails to comply with any of the terms of this Lease to be complied with on its part and either party commences legal proceedings to enforce any of the terms of this Lease or to terminate the tenancy of the Leased Premises, the prevailing party in any such suit shall receive from the other a reasonable sum as attorneys' fees and costs as may be fixed by the court or jury.

                 7. The provisions of this Lease shall be only for the benefit of the Landlord and Tenant and their respective successors and permitted assigns, and provisions of this Lease shall not inure to the benefit of any third party.

                 8. Upon request of either party hereto, the other party shall furnish written evidence in form and substance reasonably satisfactory to the requesting party confirming its authority and legal capacity to enter this Lease and perform its obligations hereunder. Each of Landlord and Tenant hereby covenants and represents to the other that it is duly authorized to enter this Lease and to perform its obligations hereunder and its officers or other representatives executing this Lease on its behalf are duly authorized and empowered to do so.

                 9. Notwithstanding any provision hereof to the contrary, Landlord shall be liable for its negligence and willful misconduct and that of its agents, employees, contractors, invitees and licensees.

                 10. Tenant shall be permitted to erect and maintain, and Tenant is hereby granted an easement to erect and maintain, Tenant's signage, at its expense, at the locations designated on Exhibit D hereto. All such signage is subject to applicable local sign codes, ordinates and regulations.





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                 11.      Tenant agrees that Tenant will, within ten (10) days
following request of Landlord, execute an estoppel certificate or a three-party agreement among Landlord, Tenant and Landlord's mortgagee or ground lessor or purchaser certifying to such facts (if true) and agreeing to such notice provisions and other matters as such mortgagee, lessor or purchaser may reasonably require in connection with Landlord's present or future financing, lease or sale. Failure of Tenant to execute the certificate or agreement within ten (10) days after written request shall conclusively constitute Tenant's verification that this lease is in full force and effect, that Landlord is not in default in any respect, and that Tenant agrees to all requested notice provisions and other requested provisions Tenant shall thereafter be estopped from any defense to the foregoing verifications and agreements.

                 IN WITNESS WHEREOF, the parties have executed this Lease effective as of the day and year first above written.


                                        LANDLORD:

ATTEST:                                 LAWRENCE INTERNATIONAL, Inc.

By:                                     By:
   -----------------------------------     -----------------------------------
Name:                                           J. D. Lawrence
     ---------------------------------
Title:                                          President
      --------------------------------



                                        TENANT:

ATTEST:                                 DAILEY PETROLEUM SERVICES CORP.

By:                                     By:
   -----------------------------------     -----------------------------------
Name:                                           James F. Farr
     ---------------------------------
Title:                                          President
      --------------------------------





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
                                  EXHIBIT "A"

                                     [MAP]

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION

Being 206.7382 acres of land situated in Montgomery County, Texas, and being a composite of three (3) tracts of land, the remainder of a called 4.4113 acre tract of land conveyed by deed dated March 11, 1983 from Garden Park Cemetery of Conroe Association to Dailey Oil Tools, Inc. recorded under Clerks File number 8312707 of the real property records in the James Edwards Survey A-190, the remainder of a called 174.900 acres conveyed by deed dated April 30, 1981 from Fairview Farms, LTD, to Dailey Oil Tools, Inc. recorded under Clerks File number 8115778 of the real property records in the Peter J. Willis Survey A-610, and a called 35.092 acre tract conveyed by deed dated October 7, 1983 from William L. Gilmore and wife, Mildred S. Gilmore to Dailey, Inc. recorded under Clerks File number 8349612 of the real property records in the William S. Allen Survey A-2, Montgomery County, Texas, said 206.7382 acres being more particularly described as follows:

Beginning at a Texas Highway Department concrete survey marker with a brass disc found at the intersection of the south right-of-way line of Teas Nursery Road, F.M. Highway 3083 (160 foot R.O.W.) recorded under Clerks File number 8912295 of the real property records, and the west right-of-way line of U.S. Highway 75.(130 foot R.O.W.) for the northeast corner of the herein described tract;

THENCE South 16 degrees 14'40" East, along the west right-of-way line of U.S. Highway 75, a distance of 1020.61 feet, to a 1 inch iron pipe found for corner;

THENCE South 72 degrees 35'32" West, leaving U.S. Highway 75, along the north line of Conroe Telephone Company tract, a distance of 1340.58 feet, to a fence corner post for corner;

THENCE South 16 degrees 14'40" East, along a fence, the west line of said Conroe Telephone Company tract, and Skytop Rig Co. 40 acre tract recorded in Volume 1014, Page 900 of the deed records, a distance of 1265.88 feet, to a fence corner post for corner;

THENCE South 72 degrees 35'32" West, continuing along a chain link fence, along the north line of the City of Conroe 3.00 acre tract recorded in Volume 1031, Page 621 of the deed records, a distance of 572.78 feet, to a 1/2 inch iron rod set for corner;

THENCE South 17 degrees 24'28" East, along the west line of said 3.00 acre tract, crossing from the Peter J. Willis Survey A-610, to the William S. Allen Survey A-2, a total distance of 229.07 feet, to a 1/2 inch iron rod set for corner;

THENCE North 72 degrees 35'32" East, along the south line of said City of Conroe 3.00 acre tract, a distance of 336.70 feet, to a 1/2 inch iron rod set for corner;

THENCE South 17 degrees 01'49" East, along the west line of Lots 1, 2, and 3 of Section "B", J.O.H. Bennette Subdivision as recorded in Volume 3, Page 5 of the Map Records of Montgomery County, a distance of 833.64 feet, to a 1/2 inch iron rod set for the southeast corner of Lot 13, the southeast corner of the herein described tract;

THENCE South 72 degrees 58'11" West, along the south line of lots 13, 14, 15, and 16, also being the north line of Drennan Road (40 foot R.O.W.), a distance of 1789.92 feet, to a 1/2 inch iron rod set for the southwest corner of the herein described tract;





                                  Exhibit "B"
                                     Page 1

THENCE North 17 degrees 21'48" West, along the east right-of-way line of Interstate Highway 45, as recorded in Volume 486, Page 14 of the deed records, a distance of 279.44 feet, to a Texas Highway Department concrete right-of-way marker station 655+00 for an angle point;

THENCE North 20 degrees 47'49" West, continuing along the east right-of-way line of Interstate Highway 45, a distance of 300.00 feet, to a concrete right-of-way marker for angle point;

THENCE North 25 degrees 05'10" West, at 240.9 feet passing an old post on the agreement line as recorded in Volume 649, Page 5 of the deed records, passing the north line of Lot 16, J.O.H. Bennette Subdivision also being the north line of the William S. Allen Survey A-2, at 268.06 feet, a total distance of 401.12 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 20 degrees 47'49" West, continuing along the east right-of-way line of Interstate Highway 45, as recorded in Volume 499, Page 64 of the deed records, a distance of 700.00 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 16 degrees 30'28" West, a distance of 200.56 feet, to a concrete right-of-way marker station 639+00 for an angle point;

THENCE North 20 degrees 47'49" West, a distance of 814.12 feet, to a concrete right-of-way marker;

THENCE North 18 degrees 46'20" West, a distance of 279.71 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 18 degrees 05'44" West, a distance of 195.56 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 19 degrees 37'14" West, a distance of 195.98 feet, to a concrete right-of-way marker found for an angle point;

THENCE North 14 degrees 52'12" West, a distance of 587.87 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 10 degrees 34'59" East, a distance of 258.36 feet, to a 1/2 inch iron rod set for the northwest corner of said called 174.900 acre tract;

THENCE South 78 degrees 36'23" East, along a fence, the south line of the S.A. Crawford tract, recorded in Volume 213, Page 343 of the deed records, a distance of 353.53 feet, to a 1/2 inch iron rod set for corner;

THENCE North 11 degrees 48'34" East, along a fence, the west line of said called 4.4113 acre tract, a distance of 255.39 feet, to a 1/2 inch iron rod set for corner;

THENCE South 59 degrees 45'41" East, along the south right-of-way line of F.M. Highway 3083, (160 foot R.O.W.), a distance of 679.77 feet, to a concrete right-of-way marker with a brass disc for the point of curvature;

THENCE in a southeasterly direction, along a curve to the left, having a radius of 1250.00 feet, a central angle of 48 degrees 20'30", a chord bearing of South 83 degrees 55'56" East, a chord distance of 1023.65 feet, an arc distance of 1054.65 feet, to a concrete right-of-way marker with a brass disc for the point of tengency;

THENCE North 71 degrees 53'49" East, continuing along the south right-of-way line of F.M. Highway 3083, a distance of 1614.00 feet, to the Point of Beginning containing within these metes and bounds 206.7382 acres of land.





                                  Exhibit "B"
                                     Page 2

                                  EXHIBIT "C"
                                       TO
                                LEASE AGREEMENT
                                 BY AND BETWEEN
                     LAWRENCE INTERNATIONAL, INC., LANDLORD
                                      AND
                    DAILEY PETROLEUM SERVICES CORP., TENANT

                                 RENEWAL OPTION



         Provided no uncured material default exists at the time of exercise of the renewal option, Tenant shall have one (1) option to extend and renew the Lease Term of this Lease (the "Extended Lease Term"), for a period of five (5) years from and after the expiration under Section 2.1 of the Lease Term of this Lease at the Monthly Installment as hereinafter set forth.

         The Monthly Installment for the option period during the Extended Term shall be increased by the escalation factor (hereinafter defined), being payable in monthly installments as provided in Article III of the Lease. As used in this Lease, the term "escalation factor" shall be a fraction, the numerator of which shall be the "CPI" (as hereinafter defined) published next preceding the applicable anniversary date of each year during the Extended Lease Term, and the denominator of which shall be the CPI published next preceding the Commencement Date of the Lease Term of this Lease. The term "CPI" shall mean the United States Consumer Price Index for All Urban Consumers (also known as the CPI-U), 1967 equals one hundred, for Houston, Texas, as published bi-monthly (or, if same shall no longer be published bi-monthly, on the most frequent basis available), by the Bureau of Labor Statistics, U. S. Department of Labor. If such index shall be discontinued, the term "CPI" shall then refer to such comparable statistics on changes in the cost of living for urban consumers in Houston, Texas (or for all urban consumers if statistics for Houston, Texas are not available) as the same may be computed and published (on the most frequent basis available) by an agency of the United States or by a responsible financial periodical of recognized authority, as selected by Landlord and Tenant.

         Except for an adjustment in the Monthly Installment for any year of the Extended Lease Term, the terms and provisions of the Lease shall be applicable to and continue for the Extended Lease Term.

         To exercise the option to extend, Tenant must notify Landlord in writing on or before sixty (60) days before the expiration of the Lease Term , that it elects to exercise the option, in which event this Lease shall be automatically extended for the additional option period. The option shall be void, however, if Tenant is not in possession of the Leased Premises under this Lease at the time of giving such notice, or if Tenant is in material default under any of the terms of this Lease at that time, or if Tenant does not in fact exercise the option in writing on or before sixty (60) days before the expiration of the Lease Term.

                                  EXHIBIT "D"

                                    SIGNAGE

                                   SITE PLAN

                                     [MAP]